Exhibit 10.10

FIFTH AMENDMENT TO LOAN DOCUMENTS

THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (the “Amendment”) is made and entered into effective as of December 4, 2007, by and among [i]ALMOST FAMILY, INC., a Delaware corporation (“AFI”), [ii] each of the Subsidiaries of AFI that is a party to this Amendment (and whether a party pursuant to the execution and delivery of this Amendment by the Subsidiary, or by AFI as agent for same, all of which are Borrowers for the purposes of the Loan Agreement and the other Loan Documents as modified by this Amendment), and [iii]  JPMORGAN CHASE BANK, N.A., a national banking association (in its individual capacity, “Chase”), for itself as a Lender and as Agent for the Lenders (“Agent”).

RECITALS

A.        AFI, various Subsidiaries of AFI, and Chase, for itself as the Lender and in its capacity as Agent for Lenders, are parties to a certain Loan and Security Agreement dated August 3, 1999, as modified by an Omnibus Amendment to Loan Documents dated as of May 30, 2001 (“2001 Amendment”), a Second Amendment to Loan and Security Agreement (“Second Amendment”) effective as of November 5, 2002, a Third Amendment to Loan Documents effective as of March 22, 2004 (“Third Amendment”), and a Fourth Amendment to Loan Documents (“Fourth Amendment”) effective as of July 15, 2005 (collectively, the “Loan Agreement”; certain capitalized terms used in this Amendment have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which Lenders agreed to make the Loans to, and issue Letters of Credit for the account of, Borrowers subject to and in accordance with the provisions of the Loan Agreement and the other Loan Documents.

B.        Borrowers and Lenders have agreed, subject to and in accordance with the provisions of this Amendment and the Loan Documents as modified pursuant to this Amendment [i] to increase the amount of the Revolving Loan Commitment from $22,500,000 to $40,000,000, [ii] to extend the expiration date of the Original Term to November 30, 2010, [iii] to modify the manner in which the Interest Rate is determined, [iv] to modify the manner in which the Borrowing Base EBITDA Availability is calculated, [v] to modify certain of the financial covenants, and [vi] as otherwise set forth herein.

NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

ARTICLE I.

Amendments to Loan Agreement

Borrowers, Agent, and Lenders agree that, effective as of November 30, 2007 in each case, the Loan Agreement shall be modified as follows:

1.1	Section 2.1A of the Loan Agreement is amended and restated in its entirety as follows:
2.1	Loans.

A.         Revolving Loan. Each Lender, severally, agrees to lend to Borrowers from time to time its Pro Rata Share of each Revolving Advance. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time $40,000,000, as reduced pursuant to the Section of this Agreement entitled “Mandatory Prepayments”. Amounts borrowed under this Section 2.1A may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to any acceleration of the Obligations as provided hereinafter or (ii) the Termination Date. Except as otherwise provided herein, no Lender shall have any obligation to make a Revolving Advance to the extent such Revolving Advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

[1]       “ Maximum Revolving Loan Amount” means, as of any date of determination, the lesser of (a) the Revolving Loan Commitment(s) of all Lenders less the Letter of Credit Reserve and (b) the Borrowing Base less the Letter of Credit Reserve.

[2]       “ Borrowing Base” means, as of any date of determination, an amount equal to the greater of [i] Asset Availability, or [ii] Borrowing Base EBITDA Availability.

[3]       “ Asset Availability” means the sum of [i] eighty-five percent (85%) of Eligible Accounts that are unpaid not more than ninety (90) days after the due date specified in the original invoice, or for more than one hundred twenty (120) days after invoice date if no due date was specified or if such due date is more than thirty (30) days beyond the specified invoice date, [ii] sixty percent (60%) of Eligible Accounts that remain unpaid more than ninety (90) days but not more than one hundred eighty (180) days after the due date specified in the original invoice (or for more than one hundred twenty (120) days or two hundred ten (210) days, respectively, after invoice date if no due date was specified or if such due date is more than thirty (30) days beyond the specified invoice date), and [iii] fifty percent (50%) of Eligible Inventory, up to a maximum of $750,000. For purposes of determining Asset Availability pursuant to clauses [i] and [ii] above, any otherwise Eligible Account not billed within 30 days after the services giving rise to same were rendered or goods were shipped nevertheless shall be deemed to have been billed, and the related invoice dated, as of such thirtieth day.

[4]       “ Borrowing Base EBITDA Availability” means, during the period from and including September 30, 2007 and at all times thereafter, the EBITDA Multiple times Borrowing Base EBITDA for the immediately preceding twelve (12) consecutive calendar

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months for which the monthly financial statements required by the Reporting Rider have been delivered.

As used in this Agreement, the term “EBITDA Multiple” for purposes of determining Borrowing Base EBITDA Availability under this Section 2.1A[4] means 3.50.

1.2       The Borrowing Base Exhibit (§11.1) in the form attached to and made a part of this Amendment is substituted for the form thereof in effect immediately prior to the execution and delivery of this Amendment.

1.3       The Interest Rate Margin Schedule (§2.2) in the form attached to and made a part of this Agreement is substituted for the form thereof in effect immediately prior to the execution and delivery of this Amendment.

1.4       November 30, 2010 is agreed to be the expiration date of the Original Term referred to in Section 2.5 of the Loan Agreement.

1.5       The Financial Covenants Rider(Article 6) attached to and made a part of this Amendment is substituted for the form thereof in effect immediately prior to the execution and delivery of this Amendment.

1.6	The provisions of Section 10.18, captioned "Arbitration", are deleted.

1.7       The Compliance Certificate Schedule(§11.1) in the form attached to and made a part of this Amendment is substituted for the form thereof in effect immediately prior to the execution and delivery of this Amendment.

1.8       The amount of “$1,000,000” is substituted for both the amount of “$500,000” in the first line, and the amount of “$500,000” in the second line, of the definition of “Acquisition Threshold” contained in Section 11.1 of the Loan Agreement.

ARTICLE II.

Conditions to Effectiveness

2.1       The provisions of Article 1 of this Amendment shall become effective when, and only when, Agent shall have received this Amendment and each of the documents or instruments set forth below (collectively, for purposes of this Amendment, the “Additional Loan Documents”, all of which upon the satisfaction of all the conditions set forth in this Article 2 shall be deemed part of the “Loan Documents” referred to in the Loan Agreement), executed by the each of the parties hereto and the parties thereto where provided, respectively, and in form and substance satisfactory in all respects to Agent in its sole discretion, and when each of the other conditions set forth below has been satisfied to the satisfaction of Agent:

A.        A Joinder Agreement executed and delivered by each Subsidiary of AFI not already a party to the Loan Agreement;

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B.        A new Note to evidence the Revolving Loan Commitment in the amount of $40,000,000, which instrument shall be substituted for, but not a novation of, the Note delivered on the Closing Date;

C.        Certified Resolutions of the Board of Directors of Borrowers authorizing the execution and delivery by them of this Amendment;

D.        An opinion of counsel to Borrowers as to the due authorization, execution and delivery by them of this Amendment and the $40,000,000 Note and such other matters as Agent reasonably requests;

E.        Borrowers shall pay to Agent for the benefit of Lenders [i] a fee in the amount of $100,000 for entering into this Amendment; and

F.        Agent shall receive such other documents, instruments and certificates, if any, as Agent may reasonably request to insure the binding effect in accordance with the terms hereof of the Loan Agreement and the other Loan Documents as modified by this Amendment and the other Additional Loan Documents.

ARTICLE III.

Other Provisions

3.1       Borrowers agree to pay, at the time of execution and delivery of this Amendment, a fee in the amount of $100,000.00 to Chase as consideration for its entering into this Amendment.

3.2       Borrowers hereby restate and confirm each of the representations, warranties and covenants contained in the Loan Agreement and the other Loan Documents, as modified by this Amendment. Without limitation of the preceding sentence, Borrowers represent and warrant that this Amendment has been executed and delivered by a representative of AFI for itself and on behalf of each of the Borrowers duly authorized to do so and is valid and binding on Borrowers.

3.3       Borrowers agree to reimburse Agent for all expenses incurred by Agent and Lenders in connection with the preparation, execution, delivery and performance of this Amendment, including, without limitation, for reasonable fees of legal counsel to Agent.

3.4       Except as expressly modified by this Amendment, all terms and conditions of the Note(s), the Loan Agreement, the Mortgages and the other Loan Documents shall remain in full force and effect as they were immediately prior to the execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern this Amendment in all respects. Upon the effectiveness of this Amendment, each reference in the Note(s), the Loan Agreement and the other Loan Documents to the terms “Loan Agreement,” “hereunder,” “hereof, “herein” or words of like import shall mean and be deemed a reference to the Loan Agreement as modified by this Amendment.

3.5       This Amendment may not be modified in any respect except in writing signed by the party charged with such modification. This Amendment constitutes the final, complete and exclusive agreement among Agent, Lenders and Borrowers concerning its subject matter and

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neither the Agent, Lenders nor the Borrowers are relying on any oral agreements or understandings of any nature whatsoever with respect thereto.

3.6       This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

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IN TESTIMONY WHEREOF, witness the signatures on behalf of Borrowers, Agent and Lenders effective as of the date first above written.

“Borrowers”

ALMOST FAMILY, INC., a Delaware corporation, for itself as a Borrower and as agent for each of the other Borrowers under the Loan Agreement

By /s/ C. Steven Guenthner
C. Steven Guenthner Senior Vice President & Chief Financial Officer

“Agent” and “Lenders”

JPMORGAN CHASE BANK, N.A., as Agent and for itself as a Lender

By /s/ Robert E. Miles
Robert E. Miles Senior Vice President

Attachments

-- Borrowing Base Certificate Exhibit (§11.1)

-- Interest Rate Margin Schedule (§2.2)

-- Financial Covenants Rider (Article 6)

-- Compliance Certificate Schedule (§11.1)

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Attachment to

Fifth Amendment to Loan Documents

Borrowing Base Certificate Exhibit(§11.1)

BORROWING BASE CERTIFICATE

(Almost Family, Inc. and the other Borrowers)

(All amounts and calculations are determined on a consolidated basis for all Borrowers as of the Certificate Effective Date in each case)

(000s omitted throughout)

1.	Revolving Loan Commitment(s) Availability

A.	Revolving Loan Commitment(s)	$40,000

Less

B.	The sum of the following Mandatory Prepayments,
if the effect of same is to reduce the Revolving
Credit Commitment

[1]	Proceeds of Asset Dispositions
(as described in Section 2.4B[2] of the
Loan Agreement)	$_______________

Less

C.	The Letter of Credit Reserve calculated, without duplication, as follows:

[1]	All reimbursement and other liabilities of
Borrowers or any of their Subsidiaries with respect
to each Lender Letter of Credit, whether contingent or
otherwise including:

[a]	Amount available to be drawn or
which may become available
to be drawn	$_______________

[b]	All amounts which have been
paid or made available by any
Lender issuing a Lender Letter of
Credit to the extent not reimbursed	$_______________

[c]	All unpaid interest, fees and
expenses related thereto	$_______________

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[2]	Letter of Credit Liability for Lender
Letters of Credit
(sum of C[1][a] through C[1][c])	$_______________

D.	Revolving Loan Commitment Availability
(1A minus 1B minus 1C[2])	$_______________

2.	Asset Availability

A.	85% of Eligible Accounts unpaid not more than
90/120 days (see attached Schedule)	$ _______________

Plus

B.	60% of Eligible Accounts unpaid not more than
180/210 days	$_______________

Plus

C.	50% of Eligible Inventory (not to exceed $750)	$_______________

D.	Asset Availability (2A plus 2B plus 2C)	$_______________

3.	Borrowing Base EBITDA Availability

A.	3.50 times EBITDA for preceding 12 months	$______________
4.	Borrowing Base Availability

A.	Borrowing Base (greater of 2D or 3A)	$_______________

Less

B.	Letter of Credit Liability for Lender
Letters of Credit (1C[2])	_______________

C.	Borrowing Base Availability
(2A minus 2B)	_______________

5.	Maximum Revolving Loan Amount

A.	Lesser of line 1D and line 4C	$ _______________

B.	Revolving Loans outstanding as of
Certificate Effective Date	$ _______________

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C.	Availability as of Certificate Effective Date
(5A minus 5B)	$ _______________

SCHEDULE OF ELIGIBLE ACCOUNTS RECEIVABLE

(All amounts and calculations are determined on a consolidated basis for all Borrowers as of Calculation Effective Date in each case)

A.	Gross Accounts Receivable	$ _______________

Minus

B.	Accounts that are not Eligible Accounts (See Section

2.1B for complete criteria)

[1]	Payable more than 180 days after date of
invoice issuance	$ _______________

[2]	Unpaid more than 180 days after due date

specified in invoice, or 210 days if no due

date was specified	_______________

[3]	Credits due from Borrowers to account
debtors of Borrowers	_______________

[4]	Account debtor located outside U.S.	_______________

[5]	Account debtor that an Agent has identified
as having unsatisfactory credit standing	_______________

[6]	Account (other than Medicare and Medicaid)
for which debtor is U.S. Government or
instrumentality, and no Assignment of
Claims compliance	_______________

[7]	Account debtor is Affiliate of Borrowers
or a director, officer, agent, stockholder or
employee of any Borrower or any of their
Affiliates	_______________
[8]	Accounts as to which more than 25%

of aggregate accounts are unpaid more

than 180 days after due date

(210 if no due date specified)	_______________

[9]	Accounts subject to unresolved
dispute to extent of the dispute	_______________

[10]	Evidenced by instrument not in
possession of Agent, on behalf of Lenders	_______________

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[11]	Accounts not subject to first priority Lien of
Agent, on behalf of Lenders	_______________

[12]	Accounts subject to Lien of a Person other
than Agent not a Permitted Encumbrance	________________

[13]	Accounts from account debtors subject to
bankruptcy or insolvency	________________

[14]	Accounts from an account debtor in excess of
20% of all Accounts due from that same
account debtor at the Certificate Date	________________

[15]	Accounts for which account debtor’s

obligation to pay is conditional

(e.g., bill and hold; consignment)	_______________

[16]	Account for which account debtor is located

in New Jersey or other applicable state and

Borrower hasn’t either qualified there or

filed Notice of Business Activities

Report or similar filing	_______________

[17]	Accounts for which account debtor is

creditor of Borrower, to extent of credits

owed by Borrower	_______________

[18]	Subtotal [1 through 17]	$ _______________

C.	Eligible Accounts [A minus B18]	$ _______________

AGING SUMMARY OF ACCOUNTS RECEIVABLE

(All amounts and calculations are determined on a consolidated basis for all Borrowers as of Certificate Effective Date in each case)

Current	$___________________

1 to 30 days past due	$___________________

31 to 60 days past due	$___________________

61 to 90 days past due	$___________________

91 to 120 days past due	$___________________

121 to 150 days past due	$___________________

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151 to 180 days past due	$___________________

Over 180 days past due	$___________________

Total Accounts Receivable	$___________________

(Reconcile to line 1 of calculation of

Eligible Accounts Receivable)

AGING SUMMARY OF ACCOUNTS PAYABLE

(All amounts and calculations are determined on a consolidated basis for all Borrowers as of Certificate Effective Date in each case)

Current	$___________________

1 to 30 days past due	$___________________

31 to 60 days past due	$___________________

61 to 90 days past due	$___________________

91 to 120 days past due	$___________________

Over 120 days past due	$___________________

Total Accounts Payable	$___________________

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Attachment to

Fifth Amendment to Loan Documents

Interest Rate Margin Schedule (§2.2)

to

Loan and Security Agreement

As of each Interest Calculation Date commencing December 31, 2007, the Base Rate Margin and the LIBOR Margin and the Unused Line Fee, respectively, shall be that percentage increment as set forth below according to the ratio (being the Leverage Ratio as defined in the Financial Covenants Rider) of Total Funded Debt of Borrowers as of such Interest Calculation Date divided by EBITDA of Borrowers during the Applicable Calculation Period ending on such Interest Calculation Date:

LEVEL	RATIO	BASE RATE MARGIN	LIBOR MARGIN	UNUSED LINE FEE
1. Less than or equal to 1.00 to 1.00		-1.50	1.25	0.250
2. Greater than 1.00 to 1.00 and less than or equal to 1.00 to 1.50		-1.25	1.50	0.250
3. Greater than 1.50 to 1.00 and less than or equal to 2.00 to 1.00		-1.00	1.75	0.250
4. Greater than 2.00 to 1.00 and less than or equal to 2.50 to 1.00		-0.75	2.00	0.350
5. Greater than 2.50 to 1.00 and less than or equal to 3.00 to 1.00		-0.50	2.25	0.350
6. Greater than 3.00 to 1.00		-0.25	2.50	0.350

From the effective date of this Amendment until December 31, 2007, the Base Rate Margin and LIBOR Margin and Unused Line Fee shall be assumed to be and applied in accordance with Level 2 above, regardless of the actual Leverage Ratio during that period.

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Attachment to

Fifth Amendment to Loan Documents

Financial Covenants Rider(Article 6)

to

Loan and Security Agreement

The consolidated financial statements of Borrowers shall, as of the end of each fiscal quarter of Borrowers after September 30, 2007, reflect compliance with the following financial covenants, determined in accordance with GAAP:

A.        The Adjusted Fixed Charge Coverage Ratio for each Applicable Calculation Period shall not be less than 1.75 to 1.00.

B.        The ratio (“Leverage Ratio”) of Total Funded Debt as of the date of calculation divided by EBITDA during the Applicable Calculation Period ending on such date of calculation shall not be greater than 3.50 to 1.00.

C.        Net Worth shall never be less than the sum of [i] $18,500,000, plus [ii] 80% of net income, without giving effect to any losses, during each fiscal quarter of Borrowers beginning with the quarter ending September 30, 2007.

D.         Capital Expenditure Limits. The aggregate amount of all Capital Expenditures, Capital Leases with respect to fixed assets of Borrowers and their Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into) and other contracts with respect to fixed assets initially capitalized on Borrowers’ or any Subsidiary’s balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement of assets to the extent funded with casualty insurance proceeds) will not exceed the amount of $5,000,000.00 during each Applicable Calculation Period.

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Attachment to

Fifth Amendment to Loan Documents

Compliance Certificate Schedule (§11.1)

to

Loan and Security Agreement

COMPLIANCE CERTIFICATE

This Compliance Certificate is being delivered to JPMorgan Chase Bank, N.A., a national banking association (in its individual capacity “Chase”), for itself as a Lender and as Agent for the Lenders, as that term is defined herein, pursuant to Section 5.6 of that certain Loan and Security Agreement dated as of August 3, 1999, as amended, among [i] Almost Family, Inc., a Delaware corporation (f/k/a Caretenders Health Corp.) and each of the other Borrowers that are parties thereto (referred to hereinafter each individually as a “Borrower” and collectively as the “Borrowers”), [ii] the financial institution(s) that are parties thereto and their respective successors and Eligible Assignees (each individually a “Lender” and collectively “Lenders”) and [iii] Chase, for itself as a Lender and as agent (“Agent”) for the Lenders (together with all amendments, modifications and supplements thereto and all restatements thereof, the “Loan Agreement”). All capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement. The undersigned Chief Financial Officer of Almost Family, Inc., for itself as a Borrower and as agent for the other Borrowers, hereby certifies on behalf of each of the Borrowers that, as of the last day of the most recently ended fiscal quarter, ____________________ _____, 200__ (the “Compliance Date”):

1.	Ratio Requirements.
A.

The Adjusted Fixed Charge Coverage Ratio for the Applicable Calculation Period in effect as of the Compliance Date (being the four consecutive complete fiscal quarters of Borrowers ending ____________ 200_), was _____ to 1.00 calculated as follows (all amounts in the following calculations are determined for Borrowers and their Subsidiaries on a consolidated basis) [Reference Financial Covenants Rider to the Loan Agreement and Section 11.1 of the Loan Agreement]:

[1]	Net income determined in accordance with GAAP	__________

plus, to the extent included in the calculation of net

income the sum of

[2]	Income and franchise taxes paid or accrued	__________
[3]	Interest expense, net of interest income, paid or accrued	__________
[4]	Amortization and depreciation expense	__________
[5]	Extraordinary or non-recurring “cash” losses
acceptable to Agent	__________

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[6]	Extraordinary or non-recurring non-cash charges
acceptable to Agent	__________

less, to the extent included in the calculation of net income the sum of

[7]	The income of any Person (other than wholly-owned

Subsidiaries of Borrowers) in which any Borrower or a

wholly owned Subsidiary of a Borrower has an ownership

interest except to the extent such income is received by

Borrowers or such wholly-owned Subsidiary in a cash

distribution during such period	__________

[8]	Gains from sales or other dispositions of

assets (other than Inventory in the normal

course of business)	__________
[9]	Extraordinary or non-recurring gains	__________
[10]	EBITDA: ([1]+([2]+[3] +[4]+[5]+[6])
-([7]+[8]+[9])	__________
[11]	Interest expense	__________
[12]	Income tax expense	__________
[13]	Current maturities of long term debt	__________
[14]	Current maturities of payments due under
Capital Leases	__________
[15]	Dividends and distributions	__________
[16]	Adjusted Fixed Charges: (Total of [11]
through [15])	$_________
Calculation: [10] divided by [16]	__________

Required: not less than 1.75 to 1.00

B.

The ratio (the “Leverage Ratio” ) of Total Funded Debt divided by EBITDA, for the Applicable Calculation Period in effect as of the Compliance Date, was _____ to _____ calculated as follows (all amounts in the following calculation are determined for Borrowers and their Subsidiaries on a consolidated basis) [Reference Financial Covenants Rider to the Loan Agreement and Section 11.1 of the Loan Agreement]:

[1]	Indebtedness for borrowed money	__________

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[2]	Indebtedness under Capital Leases	__________
[3]	Subordinated Debt	__________
[4]	Mandatorily redeemable preferred stock	__________
[5]	Contingent debt obligations including under
letters of credit	__________
[6]	Total Funded Debt: [1]+[2]+[3]+[4]+[5]	__________
[7]	EBITDA: Section 1A [10] above	__________
Calculation: [6] divided by [7]	__________
Required:	Not greater than 3.50 to 1.00.

C.	The Net Worth of the Borrowers as of the Compliance Date was _____________ ([3] below) [Reference Financial Covenants Rider to Loan Agreement and Section 11.1 of the Loan Agreement]:
[1]	Capital stock and additional paid-in capital	__________
[2]	Retained earnings (or less accumulated deficit)
calculated in conformity with GAAP	__________

[3]	Net Worth [1]+[2]	__________
Required:

Not less than the sum of [i] $18,500,000, plus [ii] 80% of net income, without giving effect to any losses, during each fiscal quarter of Borrowers, commencing with the fiscal quarter of Borrowers that ends on September 30, 2007.

[i]	$18,500,000

+	[ii]	___________
Total:	___________
D.

The aggregate amount of all Capital Expenditures, Capital Leases with respect to fixed assets of Borrowers and their Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into) and other contracts with respect to fixed assets initially capitalized on Borrowers’ or any Subsidiary’s balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement of assets to the extent funded with casualty insurance proceeds) during the Applicable Calculation Period ending as of the Compliance Date was _____________

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calculated as follows [Reference Financial Covenants Rider to Loan Agreement and Section 11.1 of the Loan Agreement]:

[1]	Capital Expenditures	__________
[2]	Capital Leases with respect to fixed assets of|

Borrowers and their Subsidiaries (which shall be

considered to be expended in full on the date such

Capital Lease is entered into)	__________
[3]	Other contracts with respect to fixed assets

initially capitalized on Borrowers’ or any

Subsidiary’s balance sheet prepared in accordance

with GAAP (which shall be considered to be

expended in full on the date such contract is

entered into) (excluding, in each case, expenditures

for trade-ins and replacement of assets to

the extent funded with casualty

insurance proceeds)	__________
Calculation: [1]+[2]+[3]	__________

Required:

not greater than $5,000,000 during each Applicable Calculation Period

2.	Covenants.

Indebtedness and Liabilities. Since the immediately preceding Compliance Date, no Borrower nor any Subsidiary of any Borrower has incurred or assumed any new or additional Indebtedness in excess of the limits proscribed by Section 7.1 of the Loan Agreement, other than [if any such new or additional prohibited Indebtedness has been incurred or assumed by any Borrower or any Subsidiary of any Borrower, described the amount and nature of the prohibited Indebtedness, the assets securing the same, if any, and the holder thereof] [Reference Section 7.1 of the Loan Agreement].

A.

Guaranties. Since the immediately preceding Compliance Date, no Borrower has consummated any of the transactions prohibited by Section 7.2 of the Loan Agreement, other than [if any Borrower consummated any of the transactions prohibited by Section 7.2 of the Loan Agreement, describe such transactions in detail] [Reference Section 7.2 of the Loan Agreement].

B.

Transfers, Liens and Related Matters. Since the immediately preceding Compliance Date, no Borrower has consummated any of the transactions prohibited by Section 7.3 of the Loan Agreement, other than [if any Borrower consummated any of the transactions prohibited by Section 7.3 of the Loan Agreement, describe such transactions in detail] [Reference Section 7.3 of the Loan Agreement].

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C.

Investments and Loans. Since the immediately preceding Compliance Date, no Borrower has made or permitted to exist any investments in or any loans to any other Person prohibited by Section 7.4 of the Loan Agreement, other than [if any Borrower made or permitted to exist any investments in or any loans to any Person prohibited by Section 7.4 of the Loan Agreement, describe such investments and/or loans in detail] [Reference Section 7.4 of the Loan Agreement].

D.

Restricted Junior Payments. Since the immediately preceding Compliance Date, no Borrower has directly or indirectly declared, ordered, paid, made or set apart any sum for any Restricted Junior Payment prohibited by Section 7.5 of the Loan Agreement, other than [if any Borrower declared, ordered, paid, made or set apart any sum for any Restricted Junior Payment prohibited by Section 7.5 of the Loan Agreement, describe such transactions in detail] [Reference Section 7.5 of the Loan Agreement].

E.

Restriction on Fundamental Changes. Since the immediately preceding Compliance Date, no Borrower has consummated any of the transactions prohibited by Section 7.6 of the Loan Agreement, other than [if any Borrower consummated any of the transactions prohibited by Section 7.6 of the Loan Agreement, describe such transactions in detail] [Reference Section 7.6 of the Loan Agreement].

F.

Changes Relating to Subordinated Debt. Since the immediately preceding Compliance Date, no Borrower has changed or amended the terms of the Subordinated Debt as prohibited by Section 7.7 of the Loan Agreement, other than [if any Borrower has changed or amended the terms of the Subordinated Debt as prohibited by Section 7.7 of the Loan Agreement, describe such changes or amendments in detail] [Reference Section 7.7 of the Loan Agreement].

G.

Transactions with Affiliates. Since the immediately preceding Compliance Date, no Borrower has consummated any of the transactions prohibited by Section 7.8 of the Loan Agreement, other than [if any Borrower consummated any of the transactions prohibited by Section 7.8 of the Loan Agreement, describe such transactions in detail] [Reference Section 7.8 of the Loan Agreement].

H.

Conduct of Business. Since the immediately preceding Compliance Date, no Borrower has engaged in any business other than businesses of the type engaged in by any such Borrower on the Closing Date, other than [if any Borrower has engaged in any business other than businesses of the type engaged in by any such Borrower on the Closing Date describe any such business(es) in detail] [Reference Section 7.9 of the Loan Agreement].

I.

Tax Consolidations. Since the immediately preceding Compliance Date, no Borrower has filed or consented to the filing of any consolidated income tax return with any Person other than [if any Borrower has filed or consented to the

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filing of any consolidated income tax return with any Person describe such filing in detail] [Reference Section 7.10 of the Loan Agreement].

J.

Subsidiaries. Since the immediately preceding Compliance Date, no Borrower has established, created or acquired any Subsidiaries other than [if any Borrower has established, created or acquired any Subsidiaries describe such Subsidiaries in detail] [Reference Section 7.11 of the Loan Agreement].

K.

Fiscal Year; Tax Designation. Since the immediately preceding Compliance Date, no Borrower has changed its Fiscal Year or elected to be designated as an entity other than a C Corporation as defined in IRC other than [if any Borrower has changed its Fiscal Year or elected to be designated as an entity other than a C Corporation as defined in IRC describe any such change(s) in detail] [Reference Section 7.12 of the Loan Agreement].

L.

Press Release; Public Offering Materials. Since the immediately preceding Compliance Date, no Borrower has disclosed the name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Loan Party except as may be required by law other than [if any Borrower has disclosed the name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Loan Party except as may be required by law describe any such disclosure(s) in detail] [Reference Section 7.13 of the Loan Agreement].

M.

Bank Accounts. Since the immediately preceding Compliance Date, no Borrower has established any new bank accounts, or attempted to amend or terminate any Blocked Account or lockbox agreement without Agents’ prior written consent other than [if any Borrower has established any new bank accounts, or attempted to amend or terminate any Blocked Account or lockbox agreement without Agent’s prior written consent describe any such new bank accounts or amendments or terminations to any Blocked Account or lockbox agreement in detail] [Reference Section 7.14 of the Loan Agreement]

N.

Operating Leases. Since the immediately preceding Compliance Date, no Borrower has entered into any lease or rental agreement that is not a Capital Lease except [if Borrower has entered into such an agreement, describe in reasonable detail] [Reference Section 7.15 of the Loan Agreement].

O.

Environmental Compliance. No Borrower has, since the immediately preceding Compliance Date, [i] failed to comply with all Environmental Laws or [ii] as applicable, created, permitted to exist, or obtained knowledge of any claims, liabilities, Liens, investigations, litigation, administrative proceedings, whether pending or threatened, or judgments or orders relating to any Hazardous Materials asserted or threatened against any Loan Party or relating to any real property currently or formerly owned, leased or operated by any Loan Party other than [if

19

any Borrower has created, permitted to exist or obtained knowledge of any such matters describe any such matters in detail][Reference Section 5.15 of the Loan Agreement].

The undersigned Chief Financial Officer of Almost Family, Inc. executing and delivering this Compliance Certificate on behalf of Almost Family, Inc., for itself as a Borrower and for the other Borrowers, further certifies that ____________ has reviewed the Loan Agreement and has no knowledge of any event or condition which constitutes an Event of Default under the Loan Agreement or the other Loan Documents other than [if any Event of Default has occurred, describe the same, the period of existence thereof and what action the any Borrower has taken or proposes to take with respect thereto].

IN WITNESS WHEREOF, Almost Family, Inc., for itself as a Borrower and as agent for the other Borrowers, through its duly authorized Chief Financial Officer, has executed this Compliance Certificate this _____ day of _______________, 200__.

ALMOST FAMILY, INC., a Delaware corporation, for itself as a Borrower and as agent for the other Borrowers

By:	______________________________

Name:	______________________________

Title:	______________________________

20

JOINDER AND AMENDMENT TO LOAN DOCUMENTS

THIS JOINDER AND AMENDMENT TO LOAN DOCUMENTS (the “Joinder Agreement”) is made and entered into as of December 4, 2007, by and among [i] ALMOST FAMILY, INC., a Delaware corporation (“AFI”), and each of the other Borrowers that are parties to the Loan Agreement described below (referred to in this Joinder Agreement each as an “Original Borrower” and collectively as the “Original Borrowers”), [ii] each subsidiary of AFI listed on Exhibit A hereto (each, a “New Entity” and collectively, the “New Entities”), and [iii] JPMORGAN CHASE BANK, N.A., a national banking association (“Chase”) acting in its capacity as agent (“Agent”) for itself as a Lender and the other Lenders that are parties to the Loan Agreement described below (each a “Lender” and collectively the “Lenders”).

RECITALS:

A.     The Original Borrowers, Agent and Lenders are parties to a certain Loan and Security Agreement, dated as of August 3, 1999 (together with any amendments thereto, the “Loan Agreement”; certain capitalized terms used in this Joinder Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Lenders established a $40,000,000.00 Revolving Credit Loan in favor of the Original Borrowers.

B.        AFI or one of its subsidiaries, has caused the New Entities to be organized (referred to in this Joinder Agreement as the “Organization”).

C.        Pursuant to the Loan Agreement, the Original Borrowers and each New Entity must, as a condition to the consummation of the Organization, enter into this Joinder Agreement and the other Joinder Agreement Documents defined below, pursuant to which each New Entity will become jointly and severally liable for all of the Obligations, grant and pledge a first and prior security interest in all of its personal property and, if requested by Agent in accordance with the provisions of the Loan Documents, all or part of its real property and fixtures, as part of the Collateral for the Obligations, and otherwise be obligated and bound by the covenants, conditions, representation and warranties and other provisions of the Loan Documents binding upon the Original Borrowers thereunder just as though each New Entity originally was a party thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Joinder Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Original Borrowers, each New Entity and the Agent hereby agree as follows:

ARTICLE 1

Joinder to and Amendment of Loan Agreement and Other Loan Documents

Subject to, and immediately and automatically upon, execution and delivery to the Agent of each of the “Joinder Agreement Documents” more particularly described in Article 2 of this Joinder Agreement:

1.1       Each New Entity is hereby joined as a Borrower to the Loan Agreement and each of the other Loan Documents.

1.2       Without limitation of Section 1.1, each New Entity is hereby joined as a Borrower to each of the Notes and jointly and severally promises and agrees to pay the indebtedness evidenced thereby in accordance with the provisions thereof.

1.3	Each New Entity covenants and agrees to comply with:

A.        all of the covenants contained in the “Affirmative Covenants” Article of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any Commitments of the Lenders to the Borrowers have been terminated;

B.        all of the covenants contained in the “Negative Covenants” Article of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any Commitments of the Lenders to the Borrowers have been terminated; and

C.        all of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Loan Agreement and each of the other Loan Documents to which Borrowers are a party.

1.4       Each New Entity makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the “Representations and Warranties” Article of the Loan Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

1.5       Each New Entity hereby grants to Agent, for the benefit of the Lenders, all of its Accounts, Inventory, Equipment and other Collateral, as security for the payment and performance of the Note and the other Obligations, in accordance with the provisions of the Loan Agreement.

1.6       Each Original Borrower(s), as applicable, grant to Agent all of the membership interests of each New Entity owned by them, respectively, as security for the Obligations, on all of the terms and conditions of the Stock Pledge Agreement.

1.7       The Capitalization Schedule and each other Exhibit, Schedule or Rider to the Loan Agreement referenced in and modified pursuant to Exhibit B attached to and made a part of this Agreement are and shall be deemed modified accordingly.

ARTICLE 2

Conditions Precedent

2.1       The joinder of each New Entity to each of the Loan Agreement, the Notes, and the Security Agreement and the other Loan Documents described in Article 1 of this Joinder Agreement shall become effective on that date (the “Effective Date”) on which each of the following documents, in form and substance satisfactory to Agent (collectively, the “Joinder Agreement Documents”) has been executed by each of the parties to them and delivered to the Agent and when the Agent determines to its satisfaction that each other condition set forth below has been fulfilled:

A.        This Joinder Agreement, duly executed by or on behalf of each of the Original Borrowers, each New Entity, and the Agent;

B.        Certified Resolutions of the Board of Directors and/or the sole member of each New Entity authorizing the execution and delivery by it of this Joinder Agreement;

C.        UCC-1 Financing Statement(s) naming the New Entities as the Debtor and the Agent as the Secured Party for filing in all offices where necessary or appropriate to perfect the security interest of Agent in the Collateral;

D.        If requested by Agent, landlord waiver(s) executed by each landlord of each New Entity, and Mortgage(s) of all real property owned or leased by each New Entity together with such surveys, policy of loan title insurance and other related items that Agent reasonably may request;

E.         If requested by Agent, an opinion of counsel to each New Entity as to the due authorization, execution and delivery by each New Entity of each of the Joinder Documents to which it is a party and such other matters as Agent reasonably requests;

F.	the Pro-forma Organization Information;

G.	The completion of the Organization.

H.        Such other documents and fulfillment of such other conditions as Agent reasonably may request.

ARTICLE 3

Other Stipulations

3.1       Each New Entity acknowledges its receipt of a complete copy of the Loan Agreement and each and every other presently existing Loan Document referred to or referenced in the Loan Agreement.

3.2       Upon the Effective Date, the provisions of Article 1 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them and each New

Entity shall be joined as a party to the Loan Agreement, the Notes, and all of the other Loan Documents to which the Original Borrowers are parties. From and after the Effective Date each reference to the “Loan Agreement” and the “Loan Documents” or words of like import shall mean and be deemed a reference to, as applicable, the Loan Agreement and Loan Documents as modified by this Joinder Agreement but, except as modified by this Joinder Agreement and the other Joinder Agreement Documents, the Loan Agreement and the other Loan Documents shall remain in full force and effect in the same form as existed immediately prior to the Effective Date.

3.3       If each of the Joinder Agreement Documents has not been fully executed and delivered to the Agent on or before December 31, 2007, this Joinder Agreement shall be voidable at any time prior to the delivery of each of such Joinder Agreement Document upon notice given by AFI to the Agent or Agent to AFI.

3.4       This Joinder Agreement and the other Joinder Agreement Documents contain the final, complete and exclusive agreement of the parties to them with regard to their subject matter, may not be amended except in writing signed by each of the parties to them, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to them (subject to applicable provisions of, as applicable, the Loan Agreement and the Loan Documents), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Joinder Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Original Borrowers and each New Entity hereby agrees to reimburse the Agent for all costs and expenses incurred by the Agent in connection with the preparation, negotiation, documentation, execution and delivery of this Joinder Agreement and the other Joinder Agreement Documents, including but not limited to the reasonable fees of legal counsel to Agent.

3.5          Each of the Original Borrowers join in this Joinder Agreement for the purpose of consenting to the provisions of the foregoing Joinder Agreement, and each of the Original Borrowers confirm and agree that its and their respective obligations under, as applicable, the Note and the other Loan Documents shall be unimpaired by this Joinder Agreement and that no Original Borrower has any defenses or set offs against the Agent or Lenders, or their respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the day and year first above written.

“Agent”

JPMORGAN CHASE BANK, N.A.

By:/s/ Robert E. Miles

Name:Robert E. Miles
Title:	Sr. Vice President

“Original Borrowers”

ALMOST FAMILY, INC., a Delaware corporation, for itself as a Borrower and as agent and attorney-in-fact for the other Original Borrowers pursuant to the grant and provision for same under the Loan Agreement

By /s/ C. Steven Guenthner
C. Steven Guenthner Senior Vice President & Chief Financial Officer

ADULT DAY CARE OF AMERICA, INC.,

a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ADULT DAY CARE OF LOUISVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ADULT DAY CLUBS OF AMERICA JOINT VENTURE LTD., a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS HOMECARE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS INFUSION CORP.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS INFUSION OF BIRMINGHAM, INC., an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF BIRMINGHAM, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF BOSTON, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CHARLOTTE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CINCINNATI, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CLEVELAND, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF COLUMBUS, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF ELIZABETHTOWN, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF EVANSVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF FORT LAUDERDALE, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF INDIANA, INC.,

an Indiana corporation

By /s/ C. Steven Guenthner

C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF INDIANAPOLIS, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF LOUISVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF MARSHALL COUNTY, INC., an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF NEW JERSEY, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF NORTHERN KENTUCKY, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF RICHMOND, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF SOUTHWEST FLORIDA, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF THE BLUEGRASS, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF WEST PALM BEACH, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a

Kentucky corporation formerly known as Caretenders HME of Florida, Inc.

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF CENTRAL INDIANA, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF CINCINNATI, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES

OF SOUTHEAST FLORIDA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES

OF SOUTHWEST FLORIDA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

FREELIFE MEDICAL EQUIPMENT, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOME HEALTH OF JEFFERSON COUNTY, INC., a Georgia corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOUSECALLS OF AMERICA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOUSECALLS, INC., a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

METRO HOME CARE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

NATIONAL HEALTH INDUSTRIES, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

NATIONAL ORTHOPEDIC & REHABILITATION SERVICES, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

PRO-CARE HOME HEALTH OF BROWARD, INC., a Florida corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

RELIABLE HOME HEALTH CARE, INC.,

an Ohio corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

SPECIAL HEALTHCARE SERVICES, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

“New Entities”

ALMOST FAMILY PC OF FT. LAUDERDALE LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ALMOST FAMILY PC OF KENTUCKY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ALMOST FAMILY PC OF SW FLORIDA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ALMOST FAMILY PC OF WEST PALM, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS MOBILE MEDICAL SERVICES, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF JACKSONVILLE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF COLUMBUS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF COOK COUNTY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF DISTRICT 6, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF DISTRICT 7, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF OCALA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ORLANDO, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF BOSTON, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF CENTRAL KY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF LOUISVILLE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF NORTHERN KY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF WESTERN KY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF BROWARD, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF SE FL, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF SW FL, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF TAMPA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

PRINCETON HOME HEALTH, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

Attachments:

Exhibit A:  List of New Entities

Exhibit B: Modified Exhibit, Schedules or Riders

EXHIBIT A

List of New Entities

name of new entity and federal Identification Number	state of organization	ORGANIZATIONAL ID NUMBER
Almost Family PC of Kentucky, LLC 26-1259925	kentucky	0675489
Almost Family PC of Ft. Lauderdale, LLC 26-1261522	florida	l07000103414
Almost Family PC of SW Florida, LLC 26-1261522	Florida	l07000103411
Almost Family PC of West Palm, LLC 26-1263982	Florida	l07000103413
Caretenders of Jacksonville, LLC 20-5898994	FLORIDA	l06000110767
Caretenders VS of Boston, LLC 26-1259391	Massachusetts	000962269
Caretenders VS of Western KY, LLC 26-1258938	kentucky	0675497
Caretenders VS of Northern KY, LLC 26-1259246	kentucky	0675495
Caretenders VS of Central KY, LLC 26-1259391	kentucky	0675492
Caretenders VS of Louisville, LLC 26-1264112	kentucky	0675491
CARETENDERS VISITING SERVICES OF COLUMBUS, LLC 20-8428138	OHIO	1676001
Caretenders Visiting Services of Cook County, LLC 20-5826574	illinois	02013231
Caretenders Visiting Services of District 6, LLC 65-0747432	kentucky	0565533
Caretenders Visiting Services of District 7, LLC 30-0425714	kentucky	0565534
Caretenders Visiting Services of Gainesville, LLC 30-0425715	FLORIDA	l05000016996
Caretenders Visiting Services of Hernando County, LLC 20-5825497	FLORIDA	l06000104096
Caretenders Visiting Services of Kentuckiana, LLC 20-5826598	kentucky	0615538

Caretenders Visiting Services of Ocala, LLC 20-4522444	FLORIDA	l06000028455
Caretenders Visiting Services of Orlando, LLC 30-0425717	FLORIDA	m04000004879
Caretenders Visiting Services of Pinellas County, LLC 20-5826531	FLORIDA	l06000104100
Caretenders Visiting Services of Southern Illinois, LLC 20-5826553	ILLINOIS	02013258
Caretenders Visiting Services of St. Augustine, LLC 20-2910357	FLORIDA	l05000052409
Caretenders Visiting Services of St. Louis, LLC 20-5826598	missouri	lc0774505
Princeton Home Health, LLC 20-5081107	alabama	dll 480-611
Caretenders Mobile Medical Services, LLC 26-1162933	ohio	1726247
Mederi Caretenders VS of Tampa, LLC 26-1162933	florida	l07000104055
Mederi Caretenders VS of SE FL, LLC 26-1264234	florida	l07000103410
Mederi Caretenders VS of SW FL, LLC 26-1264384	florida	l07000103412
Mederi Caretenders VS of Broward, LLC 26-1264504	florida	l07000103409

EXHIBIT B

Modified Exhibit, Schedules or Riders

CAPITALIZATION SCHEDULE

CORPORATIONS
Name	Authorized Capital Stock	Number of Issued and Outstanding Shares
1. Almost Family, Inc.

10,000,000 shares of common stock, par value $.10 per share

2,000,000 shares of Series Preferred Stock, $.05 par value per share consisting of 66,600 shares of Series A Preferred Stock, par value $.05 per share and 100,000 shares of Series B Junior Participating Preferred Stock, par value $.05 per share

		As of 9/30/07 Balance Sheet: 7,658,628 shares of common stock
2. Adult Day Care of America, Inc.	1,000 shares of common stock, $.001 par value per share	1,000
3. Adult Day Care of Louisville, Inc.	1,000 shares	100
4. Adult Day Clubs of America Joint Venture, Ltd.	1000 shares of common stock, $.01 par value per share	1,000
5. Caretenders Homecare, Inc.	2,000 shares common stock, no par value	100
6. Caretenders Infusion Corp.	1,000 shares common stock, no par value	100
7. Caretenders Infusion of Birmingham, Inc.	5,000 shares common stock, no par value	1,000
8. Caretenders of Birmingham, Inc.	5,000 shares common stock, no par value	1,000
9. Caretenders of Boston, Inc.	1,000 shares common stock, no par value	100
10. Caretenders of Charlotte, Inc.	1,000 shares	100
11. Caretenders of Cincinnati, Inc.	1,000 shares	100
12. Caretenders of Cleveland, Inc.	1,000 shares	100
13. Caretenders of Columbus, Inc.	1,000 shares	100
14. Caretenders of Elizabethtown, Inc.	1,000 shares common stock, no par value	100
15. Caretenders of Evansville, Inc.	1,000 shares	100
16. Caretenders of Fort Lauderdale, Inc.	1,000 shares	100
17. Caretenders of Indiana, Inc.	1,000 shares, $1.00 par value per share	100
18. Caretenders of Indianapolis, Inc.	1,000 shares	100
19. Caretenders of Louisville, Inc.	1,000 shares of common stock, no par value
20. Caretenders of Marshall County, Inc.	1,000 shares of common stock, $1.00 par value per share	1,000
21. Caretenders of New Jersey, Inc.	1,000 shares	100
22. Caretenders of Northern Kentucky, Inc.	1,000 shares of common stock, no par value	100
23. Caretenders of Richmond, Inc.	1,000 shares common stock, no par value	100
24. Caretenders of Southwest Florida, Inc.	1,000 shares	100

25. Caretenders of The Bluegrass, Inc.	1,000 shares common stock, no par value	100
26. Caretenders of West Palm Beach, Inc.	1,000 shares	100
27. Caretenders Visiting Services Employment, Inc.	1,000 shares	100
28. Caretenders Visiting Services of Central Indiana, Inc.	1,000 shares	100
29. Caretenders Visiting Services of Cincinnati, Inc.	1,000 shares	100
30. Caretenders Visiting Services of Southeast Florida, Inc.	1,000 shares	100
31. Caretenders Visiting Services of Southwest Florida, Inc.	1,000 shares	100
32. Freelife Medical Equipment, Inc.	1,000 shares, $.01 par value per share	850
33. HHJC Holdings, Inc.	1,000 shares of common stock, $.01 par value per share	1,000
34. Home Health of Jefferson County, Inc.	500 shares of common stock ,$1.00 par value per share	500
35. Housecalls of America, Inc.	2,000 shares common stock, no par value	1,000
36. Housecalls, Inc.	1,000 shares of common stock, $.001 par value per share	1,000
37. Metro Home Care, Inc.	1,000 shares, no par value	1,000
38. National Health Industries, Inc.	1,000 shares of common stock without par value	1,000
39. National Orthopedic & Rehabilitation Services, Inc.	2,000 shares, $.01 par value per share	1,000
40. Pro-Care Home Health of Broward, Inc.	2,000,000 shares of common stock, $.001 par value per share	100
41. Reliable Home Healthcare, Inc.	750 shares of common stock ,without par value	100
42. Special Healthcare Services, Inc.	2,000 shares of common stock, without par value	1,000

limited liability companies
Name	Ownership
43. Almost Family PC of Ft. Lauderdale, LLC	100% by National Health Industries, Inc.
44. Almost Family PC of Kentucky, LLC	100% by National Health Industries, Inc.
45. Almost Family PC of SW Florida, LLC	100% by National Health Industries, Inc.
46. Almost Family PC of West Palm, LLC	100% by National Health Industries, Inc.
47. Caretenders Mobile Medical Services, LLC	100% by National Health Industries, Inc.
48. Caretenders of Jacksonville, LLC	100% by Caretenders Visiting Services of Southeast Florida, Inc.
49. Caretenders Visiting Services of Columbus, LLC	100% by National Health Industries, Inc.

50. Caretenders Visiting Services of Cook County, LLC	100% by National Health Industries, Inc.

51. Caretenders Visiting Services of District 6, LLC	100% by Caretenders Visiting Services of Southwest Florida, Inc.
52. Caretenders Visiting Services of District 7, LLC	100% by Caretenders Visiting Services of Southeast Florida, Inc.
53. Caretenders Visiting Services of Gainesville, LLC	100% by Caretenders Visiting Services of Southeast Florida, Inc.
54. Caretenders Visiting Services of Hernando County, LLC	100% by National Health Industries, Inc.
55. Caretenders Visiting Services of Kentuckiana, LLC	100% by Housecalls of America, Inc.
56. Caretenders Visiting Services of Ocala, LLC	100% by Caretenders Visiting Services of Southeast Florida, Inc.
57. Caretenders Visiting Services of Orlando, LLC	100% by Caretenders Visiting Services of Southeast Florida, Inc.
58. Caretenders Visiting Services of Pinellas County, LLC	100% by National Health Industries, Inc.
59. Caretenders Visiting Services of Southern Illinois, LLC	100% by National Health Industries, Inc.
60. Caretenders Visiting Services of St. Augustine, LLC	100% by Caretenders Visiting Services of Southeast of Florida, Inc.
61. Caretenders Visiting Services of St. Louis, LLC	100% by National Health Industries, Inc.
62. Caretenders VS of Boston, LLC	100% by National Health Industries, Inc.
63. Caretenders VS of Central KY, LLC	100% by National Health Industries, Inc.
64. Caretenders VS of Louisville, LLC	100% by National Health Industries, Inc.
65. Caretenders VS of Northern KY, LLC	100% by National Health Industries, Inc.
66. Caretenders VS of Western KY, LLC	100% by National Health Industries, Inc.
67. Mederi Caretenders VS of Broward, LLC	100% by National Health Industries, Inc.
68. Mederi Caretenders VS of SE FL, LLC	100% by National Health Industries, Inc.
69. Mederi Caretenders VS of SW FL, LLC	100% by National Health Industries, Inc.
70. Mederi Caretenders VS of Tampa, LLC	100% by National Health Industries, Inc.
71. Princeton Home Health, LLC	100% by Caretenders of Birmingham, Inc.

PROMISSORY NOTE

(Revolving Credit - Chase Note)

$40,000,000.00	December 4, 2007

FOR VALUE RECEIVED, [i] ALMOST FAMILY, INC. , a Delaware corporation (“AFI”), and [ii]the undersigned Subsidiaries of AFI (AFI and each of the undersigned Subsidiaries of AFI are referred to hereinafter each individually as a “Maker” and collectively as the “Makers”), each hereby jointly and severally promises to pay to the order of JPMORGAN CHASE BANK, N.A., anational banking association (the “Payee”), on or before the Termination Date (as defined in the Loan Agreement defined below), the lesser of (x) the principal amount of Forty Million and No/100 Dollars ($40,000,000.00), or (y) the unpaid aggregate principal amount of Revolving Loans made by the Payee to the Makers pursuant to the Loan Agreement referred to below.

The Makers also each jointly and severally promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan and Security Agreement dated as of August 3, 1999, as amended (collectively, together with all future amendments, restatements, supplements and modifications thereto from time to time, the “Loan Agreement”; capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement), entered into by and among [i] the Makers, [ii] the financial institution(s) listed on the signature pages thereof, and their respective successors and Eligible Assignees (each individually a “Lender” and collectively “Lenders”) and [iii] JPMorgan Chase Bank, N.A., a national banking association, for itself as a Lender (“Chase”) and as Agent (“Agent”) under the Loan Agreement.

This Note is one of the “Revolving Notes” and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were or are made and are to be repaid. The Note evidences indebtedness formerly evidenced by, but is not a novation of, the Promissory Note (Revolving Credit - BOK Note) dated as of May 30, 2001 and made by certain of Makers to the order of Lender in face principal amount of $22,500,000 (the “Prior Note”), and this Note shall be entitled to all of the benefits of the Collateral that secured the Prior Note, and in the same relative priority, to the maximum extent permitted by law.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Agent located at 416 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agree that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of each of the Makers hereunder with respect to payments of principal or interest on this Note.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

This Note is subject to prepayment at the option of the Makers, as well as certain mandatory prepayments, all as provided in Section 2.4 of the Loan Agreement.

This Note is subject to restriction on transfer or assignment as provided in the Loan Agreement.

THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of each of the Makers, which are absolute, unconditional, joint and several, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Each of the Makers jointly and severally promises to pay all reasonable costs and expenses of Agent and Lenders, including reasonable fees and expenses of counsel, as provided in the Loan Agreement. Each of the Makers hereby consents to all renewals and extensions of time at or after the maturity hereof, without notice, and each Maker hereby jointly and severally waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

<the balance of this page intentionally has been left blank>

2

IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by their respective duly authorized officers, as of the day and year and the place first above written.

(the "Makers")

ALMOST FAMILY, INC., a Delaware corporation, for itself as a Borrower and as agent and attorney-in-fact for the other Original Borrowers pursuant to the grant and provision for same under the Loan Agreement

By /s/ C. Steven Guenthner
C. Steven Guenthner Senior Vice President & Chief Financial Officer

ADULT DAY CARE OF AMERICA, INC.,

a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ADULT DAY CARE OF LOUISVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ADULT DAY CLUBS OF AMERICA JOINT VENTURE LTD., a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS HOMECARE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

3

CARETENDERS INFUSION CORP.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS INFUSION OF BIRMINGHAM, INC., an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF BIRMINGHAM, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF BOSTON, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CHARLOTTE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CINCINNATI, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF CLEVELAND, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

4

CARETENDERS OF COLUMBUS, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF ELIZABETHTOWN, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF EVANSVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF FORT LAUDERDALE, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF INDIANA, INC.,

an Indiana corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF INDIANAPOLIS, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF LOUISVILLE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

5

CARETENDERS OF MARSHALL COUNTY, INC., an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF NEW JERSEY, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF NORTHERN KENTUCKY, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF RICHMOND, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF SOUTHWEST FLORIDA, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF THE BLUEGRASS, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF WEST PALM BEACH, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

6

CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a

Kentucky corporation formerly known as Caretenders HME of Florida, Inc.

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF CENTRAL INDIANA, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF CINCINNATI, INC., a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES

OF SOUTHEAST FLORIDA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES

OF SOUTHWEST FLORIDA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

FREELIFE MEDICAL EQUIPMENT, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

7

HHJC HOLDINGS, INC., an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOME HEALTH OF JEFFERSON COUNTY, INC., a Georgia corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOUSECALLS OF AMERICA, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

HOUSECALLS, INC., a Delaware corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

METRO HOME CARE, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

NATIONAL HEALTH INDUSTRIES, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

NATIONAL ORTHOPEDIC & REHABILITATION SERVICES, INC.,

an Alabama corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

8

PRO-CARE HOME HEALTH OF BROWARD, INC., a Florida corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

RELIABLE HOME HEALTH CARE, INC.,

an Ohio corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

SPECIAL HEALTHCARE SERVICES, INC.,

a Kentucky corporation

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

“New Entities”

ALMOST FAMILY PC OF FT. LAUDERDALE LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ALMOST FAMILY PC OF KENTUCKY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

ALMOST FAMILY PC OF SW FLORIDA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer
ALMOST FAMILY PC OF WEST PALM, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

9

CARETENDERS MOBILE MEDICAL SERVICES, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS OF JACKSONVILLE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF COLUMBUS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF COOK COUNTY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF DISTRICT 6, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF DISTRICT 7, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

10

CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF OCALA, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ORLANDO, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC

By /s/ C. Steven Guenthner

11

C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF BOSTON, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF CENTRAL KY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF LOUISVILLE, LLC

By /s/ C. Steven Guenthner

12

C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF NORTHERN KY, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

CARETENDERS VS OF WESTERN KY, LLC

By:_______________________________________

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF BROWARD, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF SE FL, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF SW FL, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

MEDERI CARETENDERS VS OF TAMPA, LLC

By /s/ C. Steven Guenthner

13

C. Steven Guenthner Secretary and Treasurer

PRINCETON HOME HEALTH, LLC

By /s/ C. Steven Guenthner
C. Steven Guenthner Secretary and Treasurer

14